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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 16, 1997

                             TUSCARORA INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           PENNSYLVANIA                    0-17051              25-1119372
  ----------------------------           -----------        -------------------
  (State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)                File Number)       Identification No.)


      800 FIFTH AVENUE, NEW BRIGHTON, PENNSYLVANIA                 15066
      --------------------------------------------              ----------
        (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code:        (412) 843-8200
                                                             --------------

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Item 5.  Other Events.
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         On July 16, 1997, the State Court of Rockdale County, Georgia
entered an Order dismissing the civil action entitled L. MARIE ROBERTS v. TUSCARORA INCORPORATED, JOE ALCOTT and LARRY MOONEYHAN, Civil Action File
No. 95-SV-1345. The Order was entered following receipt by the Court of a letter from the plaintiff Roberts requesting that the proceeding be dismissed. The proceeding was last reported in the Company's annual report on Form 10-K for the fiscal year ended August 31, 1996.

         On July 22, 1997, the Company mailed its quarterly report for the fiscal quarter ended May 31, 1997 to the Company's shareholders. A copy of the report is filed as Exhibit 99.1 to this current report.

         On July 25, 1997, the Company issued a press release with respect to the acquisition by the Company of the business and operations of Arrowtip Group, a manufacturer of custom molded and fabricated foam packaging products in the United Kingdom. A copy of the press release is filed as Exhibit 99.2 to this current report. The acquisition does not constitute the acquisition of a significant amount of assets for purposes of Item 2 of Form 8-K.

         Reference is made to the quarterly report to shareholders and the press release for information with respect to fiscal fourth quarter performance.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits
              --------

         The following exhibits are filed as part of this current report:

Exhibit No.                             Document
-----------                             --------
   99.1 Quarterly report to shareholders for the fiscal quarter ended May 31, 1997.

   99.2 Press release with respect to the acquisition by the Company of the Arrowtip Group in the United Kingdom.


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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TUSCARORA INCORPORATED
                                             (Registrant)


                                        By /s/ JOHN P. O'LEARY, JR.
                                           -----------------------------
                                           John P. O'Leary, Jr.,
                                           President and Chief
                                           Executive Officer


Date:  July 25, 1997

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                             TUSCARORA INCORPORATED

                                    FORM 8-K

                         Date of Report:  July 16, 1997


                                 Exhibit Index
                                 -------------

         The following exhibits are filed as part of this current report on Form 8-K.

Exhibit No.                             Document
-----------                             --------
   99.1 Quarterly report to shareholders for the fiscal quarter ended May 31, 1997.

   99.2 Press release with respect to the acquisition by the Company of the Arrowtip Group in the United Kingdom.